UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

STRATTON MONTHLY DIVIDEND REIT SHARES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transactions applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

STRATTON MUTUAL FUNDS

Stratton Growth Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc. – Stratton Small-Cap Value Fund

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, Pennsylvania 19462-1050

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON APRIL 26, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that SPECIAL MEETINGS OF SHAREHOLDERS (the “Special Meetings”) of Stratton Growth Fund, Inc. (“SGF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and the Stratton Small-Cap Value Fund of The Stratton Funds, Inc. (“SFI”) (each a “Fund” and collectively, the “Funds”), will be held on Tuesday, April 26, 2005, at 8:00 a.m., Eastern Time, at the offices of the Funds’ investment adviser, Stratton Management Company, at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050. The Special Meetings are being held to consider and vote on the following proposals:

Proposal 1:	To elect nine (9) Directors of each Fund;

Proposal 2:	To transact such other business as may properly come before the Special Meetings, or any adjournment or postponement thereof.

Shareholders of record of the Funds at the close of business on March 2, 2005 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Special Meetings or any adjournment thereof.

Shareholders are invited to attend in person. If you plan to attend the Special Meetings, please indicate this on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meetings.

If you have any questions before you vote, please contact the Funds by calling toll-free (800) 472-4266.

By Order of the Boards of Directors

Patricia L. Sloan

Secretary

March 10, 2005

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

2

JOINT PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2005

This document is a joint proxy statement (“Joint Proxy Statement”) for Stratton Growth Fund, Inc. (“SGF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and the Stratton Small-Cap Value Fund of The Stratton Funds, Inc. (“SFI”) (each a “Fund” and collectively, the “Funds”). This Joint Proxy Statement is furnished in connection with the Special Meetings of Shareholders of the Funds (the “Special Meetings”) to be held on April 26, 2005 at 8:00 a.m. Eastern time at the offices of the Funds’ investment adviser, Stratton Management Company, at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050. This Joint Proxy Statement and the accompanying proxy card are expected to be distributed to Shareholders on or about March 14, 2005.

It is expected that the solicitation of proxies will be primarily by mail. The Funds’ officers and service contractors may also solicit proxies by telephone, telegraph, facsimile or personal interview, and will tabulate proxies. The Funds will bear all proxy solicitation costs. All proxies solicited by the Boards that are properly executed and received by the Funds’ Secretary before the Special Meetings will be voted at the Special Meetings in accordance with the Shareholders’ instructions. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Funds a written notice of revocation or a subsequently executed proxy, or by attending the Special Meetings and electing to vote in person. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” all proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meetings.

The close of business on March 2, 2005 has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Special Meetings. Shareholders are entitled to vote the number of Shares held on the Record Date. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. On March 2, 2005, the following shares were outstanding and entitled to vote at the Special Meetings:

Fund	Number of Shares Outstanding
Stratton Growth Fund, Inc.	2,961,614.321
par value $0.10 per share

Stratton Monthly Dividend REIT Shares, Inc.	5,527,535.470
par value $1.00 per share

Stratton Small-Cap Value Fund	3,603,584.953
par value $0.001 per share

Each Fund is a separate legal entity and holders vote separately as shareholders of each Fund. The following table summarizes the proposals to be voted on at the Special Meetings and indicates those shareholders who are being solicited with respect to each proposal:

SUMMARY OF PROPOSALS

	PROPOSAL:	SHAREHOLDERS ENTITLED TO VOTE ON PROPOSAL:
1.	To elect nine Directors.	EACH FUND

2.	To transact such other business as may properly come before the Special Meetings, or any adjournments thereof.	EACH FUND

Directors of SMDS and SFI shall be elected by a plurality of the Shares of such Funds present in person or by proxy at the Special Meetings provided a quorum is present, up to the number to be elected, and Directors of SGF shall be elected by a majority of the Shares of the Fund present in person or by proxy at the Special Meetings provided a quorum is present (Proposal No. 1).

With respect to each Fund, a quorum shall consist of a majority of the stock issued, outstanding and entitled to vote represented in person or by proxy at the Special Meetings. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the Shares represented thereby will be considered to be present at the Special Meetings for purposes of determining the existence of a quorum for the transaction of business. Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as present for purposes of determining a quorum, but are disregarded with respect to the election of Directors.

In the event that a quorum of the outstanding Shares of the Funds is not represented at the Special Meetings or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes to approve the proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Special Meetings to be held within a reasonable time after the date originally set for the Special Meetings, and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of a proposal to be considered at the Special Meetings, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on such proposal. Any such adjournment must be approved by a majority of the Shares voting on the matter. A shareholder vote may be taken with respect to one or more of the Funds with respect to one or more of the proposals in this Joint Proxy Statement prior to such adjournment if sufficient votes for their approval have been received.

The Boards know of no business, other than that specifically mentioned in the Notice of Special Meetings of Shareholders, which will be presented for consideration at the Special Meetings. If other business should properly come before the Special Meetings, the proxy holders will vote therein in accordance with their best judgment.

Each Fund will furnish to shareholders upon request, without charge, copies of its most recent Annual Report to Shareholders and its most recent Semi-Annual Report succeeding the Annual Report. Requests for such reports should be directed to the Funds, c/o PFPC Inc., P.O. Box 9801, Providence, RI 02940, or by calling 1-800-634-5726. Such reports are not to be regarded as proxy soliciting material.

PROPOSAL 1

ELECTION OF DIRECTORS OF ALL FUNDS

The Board is proposing that Shareholders approve the election of nine Directors. Proxies which do not contain specific instructions to the contrary will be voted in favor of the election of the nominees shown below to serve terms until each Fund’s next meeting of shareholders for the election of Directors and until their successors are elected and qualified. Seven of the nominees currently serve as Directors of the Funds, and if elected, each nominee will serve as provided in the preceding sentence or until his or her death, resignation, retirement or removal.

Each of the nine persons listed below has consented to be nominated and to serve, if elected, as Director. If any of the nominees are unavailable to serve as Director, the proxies will be voted for such other person(s) as the Boards of Directors may choose or the size of the Boards may be reduced accordingly. The Funds currently know of no reason why any of the nominees listed below will be unable to serve if elected. All of the nominees, except George Graner, Frank Thomas, Drake Williams and Joel Wilson, were most recently elected as Directors of the Funds at the Special Meetings of Shareholders held on December 9, 1997. The Boards of Directors appointed Messrs. Thomas and Graner on July 1, 2003 and October 1, 2004, respectively, Messrs. Williams and Wilson do not currently serve on the Boards of Directors.

Information Regarding Director Nominees

The names and ages of the Director Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Except for James W. Stratton, no Director Nominee is expected to serve as an officer of the Funds. Unless otherwise indicated, the address of each Director Nominee for purposes of business relating to the Funds is c/o Stratton Management Co., 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania, 19462-1050.

Name and Age	Position with the Funds	Length of Term Served, and Term of Office[1]	Principal Occupation(s) Held During the Past Five Years	Number of Funds in Fund Complex[2] Overseen by Nominee (if elected)	Other Directorships Held

INTERESTED DIRECTOR NOMINEES

Lynne M. Cannon [3] (48)	Director	Since 1995	Vice President and Director of Transfer Agency Services of PFPC Inc.	Three	None

James W. Stratton [3] (67)	Chairman, Chief Executive Officer and Director	SGF 1972 SMDS 1980 SFI 1993	Chairman of the Board and Chief Executive Officer of the investment adviser, Stratton Management Company.	Three	Amerigas Propane Ltd. (energy), Meadowood (retirement community), Teleflex, Inc. (diversified conglomerate), Thomas Jefferson University (educational institute) and UGI Corp., Inc. (utility-natural gas)

George W. Graner (60)	Director	Since 2004	President of Equipment Finance LLC.	Three	None

Name and Age	Position with the Funds	Length of Term Served, and Term of Office[1]	Principal Occupation(s) Held During the Past Five Years	Number of Funds in Fund Complex[2] Overseen by Nominee (if elected)	Other Directorships Held

INTERESTED DIRECTOR NOMINEES

John J. Lombard, Jr. (69)	Director	SGF 1984 SMDS 1988 SFI 1993	Special Counsel to the law firm of McCarter & English, LLP.	Three	None

Douglas J. MacMaster, Jr. (73)	Director	Since 1997	Private investor.	Three	Marteck Biosciences Corp. and Neose Pharmaceuticals Inc.

Richard W. Stevens (70)	Director	SGF 1972 SMDS 1989 SFI 1993	Attorney in private practice.	Three	None

Frank Thomas (56)	Director	Since 2003	Attorney in private practice	Three	None

H. Drake Williams, Jr. (65)	Director Nominee	N/A	Retired.	Three	Meadowood (retirement community), Perkiomen School (private school)

Joel H. Wilson (56)	Director Nominee	N/A	Vice President of Kennedy Tool & Die.	Three	None

[1]	Each Director shall serve until the next meeting at which Directors are elected and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. The By-Laws of the Funds currently provide that any Director elected or appointed on or after June 17, 2003 will no longer be qualified to serve as a Director beginning on January 1 of the year following the year in which such Director attains age 72.

[2]	The “Fund Complex” consists of SGF, SMDS and SFI.

[3]	Mr. Stratton is an “interested person” of the Funds by reason of his positions with the adviser. Ms. Cannon is considered to be an “interested person” of the Funds by reason of her affiliation with the Funds’ administrator.

Board Committees and Nominations

The Boards of Directors of the Funds have standing Audit Committees and Valuation Committees.

Audit Committees. The Audit Committees of the Funds consist of each Director who is not an “interested person” of a Fund (“Disinterested Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The current members of the Audit Committees are Messrs. Graner, Lombard, MacMaster, Stevens, Thomas and Merritt N. Rhoad, Jr. Mr. Rhoad intends to retire as a Director immediately following the Special Meetings. If elected as Directors, Messrs. Williams and Wilson are expected to be appointed to serve as Audit Committee members.

The role of the Audit Committees is to assist the Boards of Directors in their oversight of the Funds’ financial reporting processes. The Audit Committees meet with the Funds’ management and independent accountants to review and discuss the Funds’ financial statements and the Funds’ systems of internal controls.

The Audit Committees are responsible for the selection and engagement of the Funds’ independent accountants, including evaluating such accountants’ independence and pre-approving audit and non-audit services. In addition, the Audit Committees serve as the Funds’ Qualified Legal Compliance Committees. The Audit Committees held two meetings during the fiscal year ended December 31, 2004.

Valuation Committees. Each Fund has a Valuation Committee comprised of all of the Fund’s Directors. The Valuation Committees have oversight responsibilities for, among other things, determining and monitoring the fair value of portfolio securities. No meetings of the Valuation Committee were held during the fiscal year ended December 31, 2004.

Nominations. The Funds do not have standing nominating committees. The Disinterested Directors are responsible for selecting and nominating other Disinterested Directors. In addition, all Directors participate in consideration of director nominees. Because all Directors have an opportunity to consider director nominees, the Boards of Directors of the Funds do no believe it is necessary to have a nominating committee. The Boards of Directors have not adopted a formal process for identifying and evaluating nominees, and do not generally consider nominees recommended by shareholders. Messrs. Williams and Wilson, the Director Nominees who are not currently serving as Directors, were recommended to the Boards for consideration by Mr. Stratton. The Boards do not have at this time specific, minimum qualifications for nominees and has not established formal specific qualities or skills that they regard as necessary for Directors to possess (other than any qualities or skills that may be required by applicable law). However, in identifying and evaluating nominees, the Directors consider factors they deem relevant, which may include: whether the person is an “interested person” as defined under the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Funds’ Boards of the Directors; whether the person has any relationships that may impair his or her independence, such as any business, financial or family relationships with the Funds’ management, the investment adviser of the Funds, the Funds’ service providers or their affiliates; whether the person is willing to serve and willing and able to commit the time necessary for the performance of duties of a Director of the Funds; and the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business acumen, professional experience, education and such other factors as the Boards may consider relevant.

Independent Accountants

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania serves as independent accountants to the Funds. The Funds do not expect any representatives of Tait, Weller & Baker to be present at the Special Meetings.

Independent Accountants’ Fees

The following paragraphs include information about the aggregate fees paid to the Funds’ independent accountants for the two most recent fiscal years.

Audit Fees

Audit Fees are fees related to the audit of and review of the Funds’ financial statements included in annual reports and registration statements and other services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements. Aggregate Audit Fees billed to the Funds by the independent accountants for the fiscal years ended December 31, 2004 and December 31, 2003 were $65,700 and $62,300, respectively, and allocated to the Funds as follows:

	2004	2003
SGF	$21,400	$20,300
SMDS	$26,800	$25,400
SFI	$17,500	$16,600

Tax Fees

Tax Fees are fees associated with tax compliance, tax advice and tax planning. Tax Fees in fiscal year 2004 were primarily for the preparation and review and filing of tax returns on behalf of the Funds. Aggregate Tax Fees billed to the Funds by the independent accountants for the fiscal years ended December 31, 2004 and December 31, 2003 were $7,500 for each year and allocated to the Funds as follows:

	2004	2003
SGF	$2,500	$2,500
SMDS	$2,500	$2,500
SFI	$2,500	$2,500

All Other Fees

All Other Fees are fees for products and services provided by the independent accountants, other than the services reported above under “Audit Fees” and “Tax Fees.” Aggregate All Other Fees billed by the independent accountants for the fiscal years ended December 31, 2004 and December 31, 2003 were $0 for each year.

Pre-approval of Other Services

In accordance with applicable legal requirements, the Funds’ Audit Committees will pre-approve (i) all audit and non-audit services (including audit-related, tax and all other) provided by the Funds’ independent accountants to the Funds, and (ii) all non-audit services provided by the Funds’ independent accountants to the Funds’ adviser or any control affiliate of the adviser that relate directly to the Funds’ operations and financial reporting. A “control affiliate” is an entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as “Adviser Entities.”

Unless a type of service has received general pre-approval, it requires specific pre-approval by an Audit Committee if it is to be provided by the independent accountants. The Funds’ Audit Committee Charter does not delegate an Audit Committee’s responsibilities to pre-approve services performed by the independent accountants to Fund management.

The pre-approval requirements for services to the Adviser Entities that provide ongoing services to the Funds under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended December 31, 2004, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the “de minimis” exception during the fiscal year ended December 31, 2004 was zero.

Remuneration of Directors

Each Disinterested Director is compensated at the rate of $6,000 per annum plus $1,500 per Board meeting attended. These fees are divided on a percentage basis between each Fund based on the Funds’ relative net assets as of the meeting date. Mr. Stratton and Ms. Cannon receive no compensation for their services as Directors. The Funds provide no pension or retirement benefits to the Directors.

The following table shows aggregate compensation paid to the Disinterested Directors by the Funds and total compensation from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. No Director received compensation from the Funds in excess of $60,000 for the fiscal year ended December 31, 2004.

Name of Director	Aggregate Compensation from each Fund		Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Retirement Benefits Upon Retirement	Total Compensation from Funds and Fund Complex*
DIRECTORS
George W. Graner SGF SMDS SFI	$ $ $	626.91 1,722.89 650.20	None	None	$3,000
John J. Lombard, Jr. SGF SMDS SFI	$ $ $	2,507.66 6,891.54 2,600.80	None	None	$12,000
Douglas M. MacMaster, Jr. SGF SMDS SFI	$ $ $	2,507.66 6,891.54 2,600.80	None	None	$12,000
Merritt N. Rhoad, Jr.[1] SGF SMDS SFI	$ $ $	2,507.66 6,891.54 2,600.80	None	None	$12,000
Richard W. Stevens SGF SMDS SFI	$ $ $	2,507.66 6,891.54 2,600.80	None	None	$12,000
Frank Thomas SGF SMDS SFI	$ $ $	2,507.66 6,891.54 2,600.80	None	None	$12,000

*	The “Fund Complex” consists of SGF, SMDS and SFI.

[1]	Mr. Rhoad intends to retire from the Boards of Directors at the conclusion of the Special Meetings on April 26, 2005.

There were four regular meetings of the Boards of Directors held during the fiscal year ended December 31, 2004. Each Director attended at least 75% of the aggregate number of meetings of the Boards and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Boards of Directors for the fiscal year ended December 31, 2004 were $63,000.

The table below sets forth the dollar range of equity securities beneficially owned as of March 2, 2005 by each Director Nominee in the Funds, and, on an aggregate basis, in any registered investment companies overseen by the Director in the “family of investment funds” that includes the Funds.

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

INTERESTED DIRECTOR NOMINEES

James W. Stratton SGF SMDS SFI	Over $100,000 Over $100,000 Over $100,000	Over $100,000

Lynne M. Cannon SGF SMDS SFI	Over $100,000 Over $100,000 Over $100,000	Over $100,000

DISINTERESTED DIRECTOR NOMINEES

George W. Graner SGF SMDS SFI	Over $100,000 None Over $100,000	Over $100,000

John L. Lombard, Jr. SGF SMDS SFI	Over $100,000 $1–$10,000 Over $100,000	Over $100,000

Douglas J. MacMaster, Jr. SGF SMDS SFI	Over $100,000 None Over $100,000	Over $100,000

Merritt N. Rhoad, Jr.[2] SGF SMDS SFI	Over $100,000 None Over $100,000	Over $100,000

Richard W. Stevens SGF SMDS SFI	Over $100,000 Over $100,000 Over $100,000	Over $100,000

Frank Thomas SGF SMDS SFI	None None None	None

H. Drake Williams, Jr. SGF SMDS SFI	None None None	None

Joel H. Wilson SGF SMDS SFI	None None None	None

[1]

Securities beneficially owned as defined under the Securities Exchange Act of 1934 include direct and /or indirect ownership of securities where the Director’s economic interest is tied to the securities, employment ownership and securities when the Director can exert voting power and when the Director has authority to sell the securities. The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, and over $100,000.

[2]	Mr. Rhoad intends to retire from the Boards of Directors at the conclusion of the Special Meetings on April 26, 2005.

As of the Record Date, none of the Disinterested Directors or their immediate family members (spouse or dependent children) owned beneficially or of record, any securities in the Funds’ adviser or principal underwriter, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the adviser or principal underwriter of the Funds.

THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” EACH OF THE NOMINEES PRESENTED IN PROPOSAL NO. 1.

PROPOSAL 2

OTHER BUSINESS

The Board knows of no business other than that specifically mentioned in the Notice of Special Meetings of Shareholders that will be presented for consideration at the Special Meetings. If other business should properly come before the Special Meetings, the proxy holders will vote thereon in accordance with their best judgment.

OTHER INFORMATION

Control Persons and Principal Holders of Securities

As of the Record Date, beneficial ownership in the Funds by the Directors and officers, as a group, was SGF 306,548.299 shares (10.35%); SMDS 127,766.382 shares (2.31%) and SFI 261,387.018 shares (7.25%).

As of the Record Date, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of the respective Funds. An investor who beneficially holds, directly or indirectly, more than 25% of the Fund’s interests may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

	Name and Address	Shares Owned	Percent Owned
1. SGF	National Financial Services Corp	546,044.170	18.437%
	One World Financial Center
	200 Liberty Street
	New York, NY 10281

	Charles Schwab & Co., Inc.	456,108.989	15.401%
	Reinvest Account
	101 Montgomery Street
	San Francisco, CA 94104

2. SMDS	Charles Schwab & Co., Inc.	1,006,272.817	18.205%
	Reinvest Account 101 Montgomery Street
	San Francisco, CA 94104

	National Financial Services Corp	405,253.041	7.332%
	One World Financial Center
	200 Liberty Street
	New York, NY 10281

3. SSCV	Charles Schwab & Co., Inc.	620,652.190	17.223%
	SPL CSTY A/C FBO Customers Reinvest
	101 Montgomery Street
	San Francisco, CA 94104

	National Financial Services Corp	459,921.913	12.763%
	One World Financial Center
	200 Liberty Street
	New York, NY 10281

	Boston & Co.	333,648.476	9.259%
	AC TJPF1079002
	Mutual Funds Operation
	P.O. Box 3198
	Pittsburgh, PA 15230

	Saxon & Company	238,188.768	6.610%
	P.O. Box 7780-1888
	Philadelphia, PA 19182

	Boston & Co.	225,311.134	6.252%
	A/C TJUF2318002
	Mutual Funds Operation
	P.O. Box 3198
	Pittsburgh, PA 15230

Adviser

Stratton Management Company is the Funds’ investment adviser, with principal offices at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050.

Administrator

PFPC Inc. serves as administrator of the Funds (the “Administrator”). The Administrator provides management and administrative services necessary for the operation of the Fund. The Administrator’s main office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

Principal Underwriter

PFPC Distributors, Inc. serves as the Funds’ principal underwriter pursuant to Underwriting Agreements. The business address for PFPC Distributors, Inc. is 760 Moore Road, King of Prussia, PA 19406-1212.

Officers of the Fund

The following table provides information about the executive officers of the Fund, other than James W. Stratton, Chairman and Chief Executive Officer of the Funds. Each officer is elected annually and serves until his/her successor is appointed and qualified or until their earlier resignation or removal. Officers of the Fund are not compensated by the Fund since they are officers or employees of the Adviser or its affiliates.

Name, Age and Mailing Address	Position Held with the Fund and Length of Time Served	Principal Occupation During the Past 5 Years
John A. Affleck, CFA (57) 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	President of SGF since 2003 Vice President of SMDS since 2000 Vice President of SFI since 1993	President and Director of the investment adviser, Stratton Management Company.

James A. Beers (40)[1] 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	Chief Financial Officer, President of SMDS since 2001 Vice President of SGF and SFI since 1997	Vice President of the investment adviser, Stratton Management Company.

Gerald M. Van Horn, CFA (30) 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	President of SFI since 2003	Equity Research Analyst of the investment adviser, Stratton Management Company.

Joanne E. Kuzma (49) 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	Chief Compliance Officer of the Funds since 2004, formerly Vice President of Compliance for the Funds	Director of Trading of the investment adviser, Stratton Management Company.

Patricia L. Sloan (50) 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	Secretary of SGF since 1980, Treasurer since 1990, Secretary of SMDS since 1990, Treasurer since 1984, Secretary and Treasurer of SFI since 1993	Employee of the investment adviser, Stratton Management Company.

[1]	Mr. Beers is related by marriage to James W. Stratton, Chairman, Chief Executive Officer and Director of the Funds.

Investor Proposals and Communications with Board

The Articles of Incorporation of each Fund do not require that an annual meeting of shareholders be held each year. The Funds do not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Any shareholder who wishes to submit a proposal to be considered at a future meeting must do so within a reasonable time before proxy materials are printed and mailed. The Boards have not adopted formal procedures for investor communications with the Boards due to the limited number of Shareholders in the Funds.

Delivery of Proxy Statement

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more Shareholders sharing the same address by delivering a single proxy statement addressed to those Shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Shareholders and cost savings for companies. We are only delivering one proxy statement to multiple Shareholders sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your financial intermediary or direct a written request to the Fund, c/o PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406-1212 or call toll-free 1-800-634-5726. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their financial intermediary or the Funds directly.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Patricia L. Sloan, Secretary

EVERY VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

Please detach at perforation before mailing.

PROXY CARD	STRATTON MUTUAL FUNDS	PROXY CARD
Stratton Monthly Dividend REIT Shares, Inc.
SPECIAL MEETING OF SHAREHOLDERS – April 26, 2005

This proxy card is solicited on behalf of the Board of Directors of the Fund for the Special Meeting of Shareholders to be held on April 26, 2005.

The undersigned hereby appoints James A. Beers, Michelle A. Whalen and Vincenzo A. Scarduzio as proxies, each with the power to appoint his or her substitute and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of Stratton Monthly Dividend REIT Shares, Inc., (the “Special Meeting”) to be held at 8:00 a.m., Eastern Time, on April 26, 2005 at the offices of the Fund’s investment adviser, Stratton Management Company, at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050 and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Joint Proxy Statement for the Special Meetings, receipt of which is hereby acknowledged, and in the proxies’ discretion with respect to such other matters that properly come before the meeting or any adjournment thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR ANY ONE OR MORE OF THE PROPOSALS, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED “FOR” ALL PROPOSALS AS TO WHICH NO SPECIFICATION IS MADE.

999 9999 9999 999
Note: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.
______________________________
Signature
______________________________
Signature of joint owner, if any
______________________________
Date 15045B_SEI

YES NO
I PLAN TO ATTEND THE MEETING. ☐ ☐

EVERY VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES.

PLEASE MARK YOUR VOTES AS IN THIS SAMPLE. EXAMPLE: ■

			FOR	AGAINST	FOR ALL
1. Election of Directors:			ALL	ALL	EXCEPT

01 Lynne M. Cannon	02 George W. Graner	03 John L. Lombard, Jr.	☐	☐	☐
04 Douglas J. MacMaster, Jr.	05 Richard W. Stevens	06 James W. Stratton
07 Frank Thomas	08 H. Drake Williams, Jr.	09 Joel H.Wilson

(INSTRUCTION: To vote against any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________________________________

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

15045_SEI